F’14 Q3 Financial Results May 22, 2014

2 FORWARD-LOOKING STATEMENTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: Implementation of the Workplace Safety strategy; the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady's ability to develop and successfully market new products; risks associated with identifying, completing, and integrating acquisitions; risks associated with divestitures and businesses held for sale; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; risk associated with loss of key talent; risk associated with product liability claims; technology changes and potential security violations to the Company's information technology systems; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risk, associated with our ownership structure; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2013. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 THIRD QUARTER HIGHLIGHTS • Returned to organic sales growth • Launched several exciting new products, including the BMP21+ • Repurchased approximately 893,000 shares • Received $53M from phase one of the sale of the Die-Cut business on May 1, 2014. 3

4 Q3 F’14 - FINANCIAL SUMMARY  Sales up 2.3% to $309.6M vs. $302.5M in Q3 of F’13. • Organic sales growth of 2.5% and foreign currency decreased sales by 0.2%.  Gross profit margin of 50.1% in Q3 of F’14 compared with 52.7% in Q3 of F’13.  SG&A expense of $116.7M (37.7% of sales) in Q3 of F’14 vs. $111.9M (37.0% of sales) in Q3 of F’13.  Net earnings from continuing operations of $20.2M in Q3 of F’14 vs. $21.7M in Q3 of F’13. • Non-GAAP Net Earnings from Continuing Operations* was $22.3M in Q3 of F’14 vs. $28.5M in Q3 of F’13.  Net earnings from continuing operations per Class A Diluted Nonvoting Share was $0.39 in Q3 of F’14 vs. $0.42 in Q3 of F’13. • Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share* was $0.43 in Q3 of F’14 vs. $0.55 in Q3 of F’13. * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items are non-GAAP measures. See slides #19 and #20.

5 Q4 F’14 GUIDANCE Q4 F’14 Diluted EPS from Continuing Operations $0.45 to $0.55 (excluding restructuring charges and certain other items). Guidance Assumptions – Continuing Operations: • Low single-digit organic sales growth from continuing operations in the fourth quarter of fiscal 2014. • Full-year depreciation and amortization expense of approximately $45M to $50M. • Full-year restructuring charges of approximately $22M. • Full-year capital expenditures of approximately $40M. • Full year free cash flow of approximately 100 - 120% of net income.

6 SALES OVERVIEW $273 $256 $272 $270 $272 $273 $302 $311 $308 $291 $310 $200 $250 $300 $350 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 Organic Sales 5.1% (0.7%) 0.9% 1.9% (0.8%) (1.8%) (4.8%) (2.1%) (2.1%) (1.1%) 2.5% • 2.5% organic sales growth. • (0.2%) decrease due to currency translation. • Continued organic growth in ID Solutions and improving organic sales trends in Workplace Safety.  ID Solutions – Organic growth of 4.8%  Workplace Safety – Organic decline of (1.9%)  Die-Cut – Business is all in discontinued operations and excluded from reported sales amounts. Q3 F’14 SALES: Q3 F’14 SALES COMMENTARY: SALES (Millions of USD)

7 GROSS PROFIT MARGIN & SG&A EXPENSE 7 $99 $95 $98 $100 $99 $110 $112 $107 $113 $111 $117 36% 37% 36% 37% 36% 40% 37% 34% 37% 38% 38% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $50 $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 50.1% in Q3 of F’14 compared to 52.7% in Q3 of F’13.  Price adjustments in Workplace Safety along with negative mix and costs from facility consolidation activities driving the reduced gross profit margin when compared to the prior year. GROSS PROFIT MARGIN:  SG&A up from $111.9M in Q3 of F’13 to $116.7M in Q3 of F’14.  SG&A increase resulting from increased investments in both Workplace Safety and ID Solutions to drive organic growth opportunities and increased incentive compensation when compared to the prior year. SG&A EXPENSE: $150 $141 $150 $147 $150 $142 $159 $158 $158 $143 $155 55% 55% 55% 55% 55% 52% 53% 51% 51% 49% 50% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14

8 NET EARNINGS & EPS FROM CONTINUING OPERATIONS – Non-GAAP*  Q3 F’14 Non-GAAP net earnings from continuing operations* of $22.3M compared to $28.5M in Q3 of F’13.  Comparability impacted by a reversal of incentive compensation expense in Q3 of F’13 and a lower tax rate in Q3 of F’14.  Q3 F’14 Non-GAAP diluted EPS from continuing operations* of $0.43 compared to $0.55 in Q3 of F’13. $28 $27 $29 $30 $26 $20 $29 $28 $23 $13 $22 $0 $10 $20 $30 $40 Q1 F'12Q2 F'12Q3 F'12Q4 F'12Q1 F'13Q2 F'13Q3 F'13Q4 F'13Q1 F'14Q2 F'14Q3 F'14 $0.53 $0.51 $0.56 $0.57 $0.51 $0.38 $0.55 $0.54 $0.44 $0.25 $0.43 $0.00 $0.20 $0.40 $0.60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14 8 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS* (Millions of USD) Q3 F’14 – Non-GAAP Earnings* Q3 F’14 – Non-GAAP EPS* * Non-GAAP Net Earnings from Continuing Operations and Non-GAAP Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share are non-GAAP measures. See slides #19 and #20. NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS*

9 (millions of USD) 3 Mos. Ended April 30, 2014 9 Mos. Ended April 30, 2014 Cash Balance - Beginning of Period 79.1$ 91.1$ Cash Flow from Operating Activities 34.0 75.8 Capital Expenditures (12.2) (29.8) Repurchase of Stock (23.3) (23.3) Dividends (10.1) (30.5) Debt (Repayments) Borrowings - Net 9.1 (17.7) Effect of Exchange Rate on Cash 2.8 3.9 Other (0.7) 9.2 Cash Balance - April 30, 2014 78.7$ 78.7$ CASH GENERATION  Cash flow from operating activities of $34.0M in Q3 of F’14.  Main cash uses in the quarter for share buybacks, dividends, and capital expenditures.  Repurchased 892,814 shares at an average price of $26.14/share in Q3 of F’14. SIGNIFICANT CASH FLOWS:

10 NET DEBT & EBITDA 0.1 0.0 0.1 1.4 1.3 1.2 1.2 1.2 1.3 0.0x 0.5x 1.0x 1.5x Q 1 F '1 2 Q 3 F '1 2 Q 1 F '1 3 Q 3 F '1 3 Q 1 F '1 4 Q 3 F '1 4 NET DEBT / TTM EBITDA*  April 30, 2014 Cash = $78.7M, Debt = $299.3M (net debt = $220.6M), and TTM EBITDA of $165.6M.  Net Debt/EBITDA* = 1.3x.  Balance sheet and cash flow provides flexibility for future cash uses. STRONG BALANCE SHEET: NET DEBT (Millions of USD) $20 $4 $10 $297 $261 $222 $210 $209 $221 $0 $50 $100 $150 $200 $250 $300 Q1 F '1 2 Q2 F '1 2 Q3 F '1 2 Q4 F '1 2 Q1 F '1 3 Q2 F '1 3 Q3 F '1 3 Q4 F '1 3 Q1 F '1 4 Q2 F '1 4 Q3 F '1 4 * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net income to EBITDA.

NEW PRODUCTS & STRATEGIC PARTNERSHIPS

Q3 NEW PRODUCT INTRODUCTION:

BMP-21™ Plus & BMP-21™ Lab

Tough on the outside, Smart on the inside - Rugged performance, high-visibility printer for wire identification applications and another version for laboratory applications.



STRATEGIC PARTNERSHIPS:

Smart Labels for Healthcare Applications

Thinfilm Partnership – Brady signed a partnership with Thinfilm. The initial collaboration is focused on electronic sensing for use in identification products in industrial and healthcare markets. These sensing products are an ideal complement to Brady's existing products in these areas.

THINFILM

RFID Applications for Harsh Environments

Partnership with Tego - Brady and Tego collaborated on the development of an innovative flexible RFID tag for both metal and non-metal applications integrating Tego's rugged, high-memory chip technology, into Brady's customized, high-performance label materials designed to withstand extreme environments.


BRADY
1000000001
RFID Products for Metal

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12 IDENTIFICATION SOLUTIONS Q3 F’14 vs. Q3 F’3 PERFORMANCE (Millions of USD) Q3 F’14 Q3 F’13 Change Sales $206.4 $ 197.4 + 4.6% Segment Profit 44.3 46.8 - 5.3% Segment Profit % 21.5% 23.7% - 2.2 pts SALES & SEGMENT PROFIT % (Millions of USD) $162 $168 $197 $211 $210 $195 $206 27% 21% 24% 23% 24% 19% 21% 0.0% 10.0% 20.0% $0 $50 $100 $150 $200 $250 $300 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14  Revenues up 4.6%:  Organic=+4.8% and Fx= (0.2%)  Organic revenue growth in all regions, with the strongest growth in EMEA and Asia-Pacific.  Business in the U.S. improved in March and April.  PDC organic sales growth of approximately 1% in Q3 of F’14. Sales negatively impacted by declining hospital admissions.  Segment profit comparison impacted by incentive compensation which was an expense reversal in the prior year. Q3 F’14 SUMMARY:  Improving economic conditions in the U.S. and Europe.  Expect low single-digit organic sales growth for the balance of F’14. OUTLOOK:

13 WORKPLACE SAFETY  Revenues down (1.8%):  Organic= (1.9%) and Fx= 0.1%.  Improved results in Europe with low single-digit organic sales growth in Q3 of F’14.  Australian business trends improving, but organic sales still declined mid-single digits in Q3 of F’14.  Organic sales in the U.S. improved throughout the quarter, ending down mid single-digits.  Increased catalog advertising spend in all major geographies. Q3 F’14 SUMMARY:  Organic sales growth anticipated in Q4 of F’14.  Investing in: • Best-in-class online/digital • Enhanced product offerings • Enhanced industry-specific expertise for workplace safety critical industries OUTLOOK: Q3 F’14 vs. Q3 F’13 PERFORMANCE (Millions of USD) Q3 F’14 Q3 F’13 Change Sales $ 103.1 $ 105.1 - 1.8% Segment Profit 14.8 23.5 - 37.0% Segment Profit % 14.3% 22.3% - 8.0 pts SALES & SEGMENT PROFIT % (Millions of USD) $110 $104 $105 $100 $98 $96 $103 25% 23% 22% 20% 19% 15% 14% 0% 10% 20% $0 $50 $100 $150 $200 $250 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Q2 F'14 Q3 F'14

14 WPS – STRATEGIC FOCUS AREAS 14 1. Expand focus on e-commerce 2. Expand offering of differentiated identification and workplace safety products 3. Enhance industry-specific expertise 4. Increase catalog advertising in all major geographies.

15 INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com

16 TOTAL COMPANY INCOME STATEMENTS COMPARABLE INCOME STATEMENTS (Millions of USD) * Non-GAAP Net Earnings from Continuing Operations, Excluding Restructuring and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Restructuring are non-GAAP measures. See slides #19 and #20. 2014 2013 Change Sales 309.6$ 302.5$ 7.1$ Gross Margin 155.1 159.4 (4.3) % of Sales 50.1% 52.7% (2.6) pts Research and Development (8.6) (8.1) (0.5) Selling, General and Admin. (116.7) (111.9) (4.8) % of Sales (37.7%) (37.0%) 0.7 pts Restructuring Charges (3.0) (8.5) 5.5 - - - Operating Income 26.8 30.9 (4.1) Interest and Other (2.5) (3.0) 0.5 Income Taxes (4.1) (6.2) 2.1 - - - Net Earnings from Continuing Operations 20.2$ 21.7$ (1.5)$ - - - % of Sales 6.5% 7.2% (0.7) pts Earnings from Continuing Operations per Class A Nonvoting Common Share 0.39$ 0.42$ (0.03)$ - - - Net Earnings from Continuing Operations, Excluding Restructuring (Non-GAAP measure)* 22.3$ 28.5$ (6.2)$ - - - % of Sales 7.2% 9.4% (2.2) pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Restructuring (Non-GAAP measure)* 0.43$ 0.55$ (0.12)$ - - - Three Months Ended April 30, -

17 DEBT STRUCTURE 17 (Thousands of USD) Int. Rate Fixed vs. Variable April 30, 2014 Balance July 31, 2013 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.24% Variable 63,000$ 39,000$ China Borrowings: USD-denominated notes payable 1.55% Variable 12,552 11,613 Private Placements: USD-denominated 2004 Series 5.14% Fixed 18,750 18,750 USD-denominated 2006 Series 5.30% Fixed 52,285 78,429 USD-denominated 2007 Series 5.33% Fixed 49,114 65,485 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 41,433 39,900 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 62,149 59,850 TOTAL DEBT 299,283$ 313,027$

EBITDA RECONCILIATION

EBITDA - Total Company

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings (loss) before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 23,928	$ 16,424	$ 24,088		$ 64,440
Interest expense	3,720	3,676	3,381		10,777
Income taxes	11,130	2,933	3,799		17,862
Depreciation and amortization	10,878	11,464	11,440		33,782
EBITDA (non-GAAP measure)	49,656	34,497	$ 42,708		$ 126,861

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 27,188	$ (8,684)	$ 4,233	$ (177,271)	$ (154,534)
Interest expense	4,163	4,406	4,186	3,886	16,641
Income taxes	13,481	30,626	7,595	(4,417)	47,285
Depreciation and amortization	10,675	11,371	13,991	12,688	48,725
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
Impairment charges	—	—	—	204,448	204,448
EBITDA (non-GAAP measure)	$ 55,507	$ 37,719	$ 48,870	$ 39,334	$ 181,430

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19 NON-GAAP NET EARNINGS FROM CONTINUING OPERATIONS 19 Reconciliation of Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 2014 2013 2014 2013 20,184$ 21,680$ 48,835$ 37,300$ Cost of goods sold: Purchase accounting expense related to inventory — — — 949 Selling, general and administrative: PDC acquisition-related expenses — — — 2,959 Restructuring charges 2,071 6,849 9,618 8,473 Non-cash income tax charges related to PDC funding — — — 25,000 22,255$ 28,529$ 58,453$ 74,681$ Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure) Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items: Net Earnings from Continuing Operations (GAAP measure) Three Months Ended April 30, Nine Months Ended April 30,

20 NON-GAAP NET EARNINGS FROM CONTINUING OPERATIONS PER DILUTED CLASS A NONVOTING SHARE 20 Reconciliation of Non-GAAP Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share 2014 2013 2014 2013 $ 0.39 $ 0.42 $ 0.93 $ 0.72 Cost of goods sold: Purchase accounting expense related to inventory — — — 0.02 Selling, general and administrative: PDC acquisition-related expenses — — — 0.06 estructuring charges 0.04 0.13 0.18 0.16 Non-cash income tax charges related to PDC funding — — — 0.48 0.43$ 0.55$ 1.12$ 1.44$ Common Share Excluding Certain Items (non-GAAP measure) Net Earnings from Continuing Operations Per Diluted Class A Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items: Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure) Three Months Ended April 30, Nine Months Ended April 30,